Mercury
Global
Holdings,
Inc.




ANNUAL REPORT

NOVEMBER 30, 2000




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Mercury Global Holdings, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




PORTFOLIO INFORMATION

WORLDWIDE INVESTMENTS AS OF NOVEMBER 30, 2000

Ten Largest                             Percent of
Equity Holdings                         Net Assets

Vodafone AirTouch PLC                       4.7%
NTT Mobile Communications
Network, Inc.                               4.4
Pharmacia Corporation                       2.8
Merck & Co., Inc.                           2.8
Wells Fargo Company                         2.7
Lincoln National Corporation                2.7
General Electric Company                    2.6
Enron Corp.                                 2.6
East Japan Railway Company                  2.4
Nestle SA (Registered Shares)               2.4


Ten Largest                             Percent of
Industries                              Net Assets

Insurance                                  13.5%
Pharmaceuticals                            11.5
Energy                                     10.8
Wireless Communication                      9.4
Banking                                     4.2
Oil Services                                4.1
Information Processing                      3.4
Food                                        2.7
Wireline Communication                      2.7
Electrical Equipment                        2.6



OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Robert C. Doll, Jr., Senior Vice President
Lawrence R. Fuller, Senior Vice President
    and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Robert Harris, Secretary

Custodian
The Chase Manhattan Bank, N.A.
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(888) 763-2260


Arthur Zeikel, Director of Mercury Global Holdings, Inc. has recently retired. The Fund's Board of Directors wishes Mr. Zeikel well in his retirement.



November 30, 2000
Mercury Global Holdings, Inc.



DEAR SHAREHOLDER

Fiscal Year in Review
For the fiscal year ended November 30, 2000, Mercury Global Holdings, Inc.'s Class I, Class A, Class B and Class C Shares had total returns of -10.08%, -10.31%, -10.99% and -11.01%, respectively. This compared with a total return of -7.64% (in US dollars with net dividends reinvested) for the unmanaged Morgan Stanley Capital International (MSCI) World Index and -3.44% for the Lipper Global Funds Average for the same period. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 9 of this report to shareholders.)

The primary reason for the Fund's underperformance during the 12-month period ended November 30, 2000 was our overweighting in the telecommunications sector and the price declines of major holdings in this sector during the second half of the fiscal year. During the first six months of the fiscal year, the Fund's total returns exceeded those of the Fund's benchmark and Lipper category. The positive absolute and relative performance during the six months ended May 31, 2000 was the result of our industry focus on communication systems technology, an area we had emphasized since July 1999. During this period, we continued to favor equity investments in leading corporations providing communication components and systems for the expansion of the Internet to wireline and cellular communication service providers. The Fund's major equity investments in this area included Cisco Systems, Inc., Nokia Oyj, Nortel Networks Corporation, Texas Instruments Incorporated and STMicroelectronics NV. Communication service providers also represented a significant portion of Fund assets during the first six months of the fiscal year. Fund holdings in this area included Vodafone AirTouch PLC, NTT Mobile Communications Network, Inc. and COLT Telecom Group PLC.

During the second half of the fiscal year ended November 30, 2000, the Fund underperformed its benchmark primarily because of meaningful declines in the stock prices of holdings in the wireline communication and wireless communication industries. In late August and early September, we substantially reduced our weighting in the technology sectors and shifted our focus toward insurance, pharmaceutical and energy companies, including the oil services industry. We also significantly reduced the Fund's weighting in wireline communication services companies, where it appeared that global deregulation and the shift of business to the Internet was having a negative impact on company revenues, earnings and cash flows. Among the top ten equity holdings that contributed favorably to the Fund's annual returns during the fiscal year were Merck & Co., Inc., General Electric Company, Enron Corp. and Nestle SA. (For a complete listing of the Fund's ten largest holdings, see page 2 of this report to shareholders.)

Market Outlook
We believe the restrictive monetary policy practiced by the US Federal Reserve Board and other leading central banks around the world since late June 1999 has caused a major slowdown in the rate of real growth in consumer durable goods spending on motor vehicles, residential housing and related appliances. The chief executive officers of some of the leading global consumer durable goods manufacturers are talking about a recession in the major markets. If these observations are accurate, we believe the recent easing of monetary policy by the US Federal Reserve Board could have a favorable effect on equity valuations in the United States and other major equity markets around the globe that declined significantly during the last three months of the Fund's fiscal year. From our perspective, the declining growth in real consumer spending has been accompanied by reduced capital spending plans by private corporations, even in the most rapidly growing sectors of spending on technology infrastructure.

In Conclusion
We thank you for your investment in Mercury Global Holdings, Inc., and we look forward to discussing our outlook and strategies again in our semi-annual report to shareholders.

Sincerely,


(Terry K. Glenn )
Terry K. Glenn
President and Director


(Lawrence R. Fuller)
Lawrence R. Fuller
Senior Vice President and
Portfolio Manager


January 4, 2001




November 30, 2000
Mercury Global Holdings, Inc.

PROXY RESULTS

During the six-month period ended November 30, 2000, Mercury Global
Holdings, Inc.'s shareholders voted on the following proposals.
Proposals 1 and 2 were approved at a shareholders' meeting on July
25, 2000. Proposal 3 was approved at a shareholders' meeting on
September 8, 2000. The description of each proposal and the number of shares voted are as follows:
                                                                                  Shares Voted
                                                                                      For
1. To elect the Fund's Board of Directors:      Terry K. Glenn                     14,528,239
                                                Ronald W. Forbes                   14,530,071
                                                Cynthia A. Montgomery              14,527,435
                                                Charles C. Reilly                  14,503,881
                                                Kevin A. Ryan                      14,502,356
                                                Roscoe S. Suddarth                 14,526,242
                                                Richard R. West                    14,514,061
                                                Arthur Zeikel                      14,482,924
                                                Edward D. Zinbarg                  14,523,292
                                                                                  Shares Voted   Shares Voted     Shares Voted
                                                                                      For          Against          Abstain
2. To ratify the selection of Deloitte &
   Touche LLP as the Fund's independent
   auditors for the current fiscal year.                                           14,204,960        236,734        556,152

3. To convert the Fund to "master/feeder"
   structure.                                                                      15,087,181        984,934        887,168


November 30, 2000
Mercury Global Holdings, Inc.



FUND PERFORMANCE DATA

ABOUT FUND PERFORMANCE

The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs.

CLASS I SHARES incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

CLASS A SHARES incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

CLASS B SHARES are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These Shares automatically convert to Class A Shares after approximately 8 years.

CLASS C SHARES are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.


November 30, 2000
Mercury Global Holdings, Inc.


FUND PERFORMANCE DATA (CONTINUED)


RECENT PERFORMANCE RESULTS
                                                                      Ten-Year/
                                   6-Month          12-Month       Since Inception
As of November 30, 2000          Total Return     Total Return       Total Return
Class I*++                          -15.63%          -10.08%           +176.63%
Class A*++++                        -15.73           -10.31            + 77.48
Class B*                            -16.04           -10.99            +149.66
Class C*                            -16.03           -11.01            + 69.10
MSCI World Index**                  - 9.37           - 7.64        +210.01/+103.24

*Investment results shown do not reflect sales charges. Results shown would be lower if sales charges were included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund's ten-year/since inception periods are ten years for Class I and Class B Shares and from 10/21/94 for Class A and C
Shares.
**The Morgan Stanley Capital International World Index is an unmanaged US dollar-denominated index of world stock markets compiled by Capital International Perspective S.A. and published in Morgan-Stanley Capital International Perspective. Ten-year/since inception total returns are for the ten years ended 11/30/00 and from 10/31/94, respectively.
++Prior to April 3, 2000, Class I Shares were designated Class A
Shares.
++++Prior to April 3, 2000, Class A Shares were designated Class D
Shares.

November 30, 2000
Mercury Global Holdings, Inc.



FUND PERFORMANCE DATA (CONTINUED)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

A line graph depicting the growth of an investment in Mercury Global Holdings, Inc.'s Class I and Class B Shares compared to growth of an investment in the Morgan Stanley Capital International World
Index++++. Beginning and ending values are:

                                      11/90          11/00
Mercury Global Holdings,
Inc.++--Class I Shares                $10,000        $26,212
Mercury Global Holdings,
Inc.++--Class B Shares                $10,000        $24,964
Morgan Stanley Capital International
World Index++++                       $10,000        $31,001

A line graph depicting the growth of an investment in Mercury Global Holdings, Inc.'s Class A and Class C Shares compared to growth of an investment in the Morgan Stanley Capital International World
Index++++. Beginning and ending values are:

                                    10/21/94**       11/00
Mercury Global Holdings,
Inc.++--Class A Shares                $10,000        $16,910
Mercury Global Holdings,
Inc.++--Class C Shares                $10,000        $16,817
Morgan Stanley Capital International
World Index++++                       $10,000        $20,323

*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++Mercury Global Holdings, Inc. invests in an internationally diversified portfolio of securities.
++++This unmanaged market capitalization-weighted Index is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in 22 countries, including the United States. The starting date for the Index in the Class A and Class C Shares' graph is from 10/21/94.

Past performance is not predictive of future results.



November 30, 2000
Mercury Global Holdings, Inc.



FUND PERFORMANCE DATA (CONCLUDED)


AVERAGE ANNUAL TOTAL RETURN

                                         % Return        % Return
                                      Without Sales     With Sales
Class I Shares*++                         Charge         Charge**

One Year Ended
9/30/00                                   +27.68%        +20.98%
Five Years Ended
9/30/00                                   +14.70         +13.47
Ten Years Ended
 9/30/00                                  +12.99         +12.38


*Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class IShares (formerly designated Class A Shares) were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**Assuming maximum sales charge.
++Prior to April 3, 2000 Class I Shares were designated Class A
Shares.


                                         % Return        % Return
                                         Without           With
Class B Shares*                            CDSC           CDSC**

One Year Ended
9/30/00                                   +26.43%        +22.73%
Five Years Ended
9/30/00                                   +13.54         +13.32
Ten Years Ended
9/30/00                                   +11.83         +11.83


*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 6 years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                      Without Sales     With Sales
Class A Shares*++                         Charge         Charge**

One Year Ended
9/30/00                                   +27.37%        +20.68%
Five Years Ended
9/30/00                                   +14.40         +13.18
Inception (10/21/94)
through 9/30/00                           +13.30         +12.28


*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.
++Prior to April 3, 2000 Class A Shares were designated Class D
Shares.


                                         % Return        % Return
                                         Without           With
Class C Shares*                            CDSC           CDSC**

One Year Ended
9/30/00                                   +26.44%        +25.52%
Five Years Ended
9/30/00                                   +13.53         +13.53
Inception (10/21/94)
through 9/30/00                           +12.42         +12.42


*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



November 30, 2000
Mercury Global Holdings, Inc.


SCHEDULE OF INVESTMENTS

MERCURY GLOBAL HOLDINGS, INC.
                                                                                                  In US Dollars
                    Shares                                                                         Percent of
Industry              Held                        Investments                           Value       Net Assets
NORTH AMERICA

Canada
Wireline             145,000   Rogers Communications, Inc. 'B'                       $  2,353,927       1.0%
Communication

                               Total Investments in Canada                              2,353,927       1.0

United States
Banking              134,000   Wells Fargo Company                                      6,356,625       2.7

Biotechnology         83,000  ++Immunex Corporation                                     3,081,375       1.3

Broadcasting--        48,940  ++Clear Channel Communications, Inc.                      2,471,470       1.0
Radio &
Television

Communications        75,000  ++Cisco Systems, Inc.                                     3,585,937       1.5
Equipment

Electrical           123,000   General Electric Company                                 6,096,187       2.6
Equipment

Electronics            9,500   Transmeta Corporation                                      214,344       0.1
Energy                50,000   Anadarko Petroleum Corporation                           2,975,000       1.2
                      55,000   El Paso Energy Corporation                               3,303,438       1.4
                      93,900   Enron Corp.                                              6,080,025       2.6
                     105,000   Tosco Corporation                                        3,012,188       1.3
                                                                                     ------------    ------
                                                                                       15,370,651       6.5

Entertainment        108,200   The Walt Disney Company                                  3,131,038       1.3

Financial Services    56,313   T. Rowe Price Associates, Inc.                           2,044,866       0.9

Information           60,000  ++America Online, Inc.                                    2,436,600       1.0
Processing           169,000  ++Exodus Communications, Inc.                             3,834,187       1.6
                                                                                     ------------    ------
                                                                                        6,270,787       2.6

Insurance            140,000   Lincoln National Corporation                             6,326,250       2.7
                      11,000   Marsh & McLennan Companies, Inc.                         1,266,375       0.5
                                                                                     ------------    ------
                                                                                        7,592,625       3.2



November 30, 2000
Mercury Global Holdings, Inc.


SCHEDULE OF INVESTMENTS

MERCURY GLOBAL HOLDINGS, INC.
                                                                                                  In US Dollars
                     Shares                                                                         Percent of
Industry              Held                        Investments                           Value       Net Assets
NORTH AMERICA
(concluded)

United States
(concluded)

Oil Services          40,000   Baker Hughes Incorporated                             $  1,322,500       0.6%
                      35,000   Diamond Offshore Drilling, Inc.                          1,056,562       0.4
                      57,000   Halliburton Company                                      1,902,375       0.8
                      70,000   Schlumberger Limited                                     4,340,000       1.8
                      33,200   Weatherford International, Inc.                          1,105,975       0.5
                                                                                     ------------    ------
                                                                                        9,727,412       4.1

Pharmaceuticals       70,000   Merck & Co., Inc.                                        6,488,125       2.8
                      50,000   Pfizer Inc.                                              2,215,625       0.9
                     110,000   Pharmacia Corporation                                    6,710,000       2.8
                                                                                     ------------    ------
                                                                                       15,413,750       6.5

Retail                 3,000   ++Amazon.com, Inc.                                          73,875       0.0
Software--            75,000   ++Commerce One, Inc.                                     2,156,250       0.9
Computer              26,000   ++Rational Software Corporation                            819,000       0.4
                                                                                     ------------    ------
                                                                                        2,975,250       1.3

Wireline             110,800   ++Infonet Services Corporation (Class B)                   630,175       0.3
Communication


                               Total Investments in the United States                  85,036,367      35.9


                               Total Investments in North America
                               (Cost--$89,677,356)                                     87,390,294      36.9


PACIFIC BASIN/ASIA

Australia
Broadcasting &       100,000   The News Corporation Limited                               888,444       0.4
Publishing

Wireless             400,000   ++Cable & Wireless Optus Limited                           841,280       0.3
Communication

                               Total Investments in Australia                           1,729,724       0.7



November 30, 2000
Mercury Global Holdings, Inc.


SCHEDULE OF INVESTMENTS

MERCURY GLOBAL HOLDINGS, INC.
                                                                                                  In US Dollars
                     Shares                                                                         Percent of
Industry              Held                        Investments                           Value       Net Assets
PACIFIC BASIN/ASIA
(concluded)

Japan

Automobile            16,300   Toyota Motor Corporation                              $    581,223       0.2%

Leisure               44,000   Sony Corporation                                         3,320,605       1.4

Office Equipment     100,000   Canon, Inc.                                              3,926,879       1.7

Semiconductors        25,000   Tokyo Electron Limited                                   1,782,893       0.8

Transportation         1,000   East Japan Railway Company                               5,759,422       2.4

Wireless                 405   NTT Mobile Communications
Communication                  Network, Inc.                                           10,346,649       4.4

                               Total Investments in Japan                              25,717,671      10.9

                               Total Investments in the Pacific
                               Basin/Asia (Cost--$23,910,329)                          27,447,395      11.6

WESTERN EUROPE

France

Chemicals             45,000   Aventis SA                                               3,531,401       1.5

Energy                30,000   Total Fina SA 'B'                                        4,290,695       1.8

Food                   6,000   Groupe Danone                                              797,552       0.3

Insurance             20,000   Axa                                                      2,803,010       1.2

Pharmaceuticals       49,700   Sanofi-Synthelabo SA                                     3,028,470       1.3

                               Total Investments in France                             14,451,128       6.1

Germany

Insurance             15,100   Allianz AG (Registered Shares)                           5,277,537       2.2
                      12,500   ++Muenchener Rueckversicherungs-
                               Gesellschaft AG (Registered Shares)                      4,102,231       1.7
                                                                                     ------------    ------
                                                                                        9,379,768       3.9

Retail Stores         12,000   Metro AG                                                   512,899       0.2

                               Total Investments in Germany                             9,892,667       4.1


November 30, 2000
Mercury Global Holdings, Inc.


SCHEDULE OF INVESTMENTS

MERCURY GLOBAL HOLDINGS, INC.
                                                                                                  In US Dollars
                     Shares                                                                         Percent of
Industry              Held                        Investments                           Value       Net Assets
WESTERN EUROPE
(continued)

Italy

Banking &            215,000   Banca di Roma SpA                                     $    232,075       0.1%
Financial             83,275   San Paolo-IMI SpA                                        1,292,518       0.5
                                                                                     ------------    ------
                                                                                        1,524,593       0.6

Insurance            135,000   Assicurazioni Generali                                   4,929,859       2.1
                     405,346  ++Istituto Nazionale delle Assicurazioni
                               SpA (INA)                                                1,160,887       0.5
                                                                                     ------------    ------
                                                                                        6,090,746       2.6

                               Total Investments in Italy                               7,615,339       3.2

Netherlands
Chemicals             29,000   Akzo Nobel NV                                            1,377,087       0.6

Energy                49,000   Royal Dutch Petroleum Company                            2,938,895       1.2

Insurance             65,000   Aegon NV                                                 2,678,050       1.1
                      48,000   ING Groep NV                                             3,458,880       1.5
                                                                                     ------------    ------
                                                                                        6,136,930       2.6

Semiconductors        20,000   ++ASM Lithography Holding NV                               419,755       0.2

                               Total Investments in the Netherlands                    10,872,667       4.6

Spain

Banking &            100,000   Banco Santander Central Hispano, SA                        887,040       0.4
Financial

Information          300,000   Telefonica Publicidad e Informacion, SA                  1,841,108       0.8
Processing

                               Total Investments in Spain                               2,728,148       1.2


November 30, 2000
Mercury Global Holdings, Inc.


SCHEDULE OF INVESTMENTS

MERCURY GLOBAL HOLDINGS, INC.
                                                                                                  In US Dollars
                     Shares                                                                         Percent of
Industry              Held                        Investments                           Value       Net Assets
WESTERN EUROPE
(concluded)

Switzerland

Chemicals              1,000   ++Syngenta AG                                         $     44,936       0.0%

Food                   2,600   Nestle SA (Registered Shares)                            5,646,964       2.4

Pharmaceuticals        1,000   Novartis AG (Registered Shares)                          1,622,307       0.7

                               Total Investments in Switzerland                         7,314,207       3.1

United Kingdom

Banking              265,500   HSBC Holdings PLC                                        3,496,503       1.5

Energy               400,000   BP Amoco PLC                                             3,110,214       1.3

Household            310,000   Unilever PLC                                             2,566,423       1.1
Products

Pharmaceuticals       15,000   AstraZeneca Group PLC                                      765,504       0.3
                     130,000   Glaxo Wellcome PLC                                       3,790,804       1.6
                     199,900   SmithKline Beecham PLC                                   2,605,663       1.1
                         373  ++Syngenta AG                                                16,396       0.0
                                                                                     ------------    ------
                                                                                        7,178,367       3.0

Publishing            40,000   EMAP PLC                                                   442,291       0.2

Wireless           3,220,831   Vodafone AirTouch PLC                                   11,015,113       4.7
Communication

Wireline             116,700  ++COLT Telecom Group PLC                                  2,001,750       0.8
Communication        227,800  ++Energis PLC                                             1,451,567       0.6
                                                                                     ------------    ------
                                                                                        3,453,317       1.4

                               Total Investments in the
                               United Kingdom                                          31,262,228      13.2

                               Total Investments in Western Europe
                               (Cost--$80,922,466)                                     84,136,384      35.5


November 30, 2000
Mercury Global Holdings, Inc.


SCHEDULE OF INVESTMENTS (CONCLUDED)

MERCURY GLOBAL HOLDINGS, INC.
                                                                                                  In US Dollars
                      Face                                                                          Percent of
                     Amount                  Short-Term Securities                      Value       Net Assets
Commercial        $9,795,000   General Motors Acceptance Corp.,
Paper*                         6.56% due 12/01/2000                                  $  9,795,000       4.1%
                   5,000,000   Verizon Global Funding, 6.55% due
                               1/05/2001                                                4,968,160       2.1

US Government      6,000,000   Fannie Mae, 6.44% due 1/04/2001                          5,963,507       2.6
Agency
Obligations*

                               Total Investments in Short-Term
                               Securities (Cost--$20,726,667)                          20,726,667       8.8

                               Total Investments
                               (Cost--$215,236,818)                                   219,700,740      92.8


                               Other Assets Less Liabilities                           17,016,945       7.2
                                                                                     ------------    ------
                               Net Assets                                            $236,717,685     100.0%
                                                                                     ============    ======


*Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
++Non-income producing security.

See Notes to Financial Statements.


November 30, 2000
Mercury Global Holdings, Inc.


STATEMENT OF ASSETS AND LIABILITIES
As of November 30, 2000
MERCURY Global Holdings, Inc.
Assets:
Investments, at value (identified cost--$215,236,818)                                      $219,700,740
Cash                                                                                                724
Receivables:
 Securities sold                                                        $   22,158,795
 Dividends                                                                     266,597
 Capital shares sold                                                           207,207       22,632,599
                                                                        --------------
Prepaid registration fees and other assets                                                       62,636
                                                                                         --------------
Total assets                                                                                242,396,699
                                                                                         --------------

Liabilities:
Payables:
 Securities purchased                                                        5,013,313
 Capital shares redeemed                                                       209,642
 Investment adviser                                                            140,346
 Distributor                                                                    14,905        5,378,206
                                                                        --------------
Accrued expenses and other liabilities                                                          300,808
                                                                                         --------------
Total liabilities                                                                             5,679,014
                                                                                         --------------

Net Assets:
Net assets                                                                               $  236,717,685
                                                                                         ==============
Net Assets Consist of:
Class I Shares of Common Stock, $.10 par value,
100,000,000 shares authorized                                                              $  1,839,884
Class A Shares of Common Stock, $.10 par value,
100,000,000 shares authorized                                                                    87,241
Class B Shares of Common Stock, $.10 par value,
100,000,000 shares authorized                                                                   122,739
Class C Shares of Common Stock, $.10 par value,
100,000,000 shares authorized                                                                    13,123
Paid-in capital in excess of par                                                            178,014,239
Undistributed realized capital gains on investments and
foreign currency transactions--net                                                           52,186,947
Unrealized appreciation on investments and foreign currency
transactions--net                                                                             4,453,512
                                                                                         --------------
Net assets                                                                               $  236,717,685
                                                                                         ==============

Net Asset Value:
Class I--Based on net assets of $212,549,164 and
18,398,842 shares outstanding                                                            $        11.55
                                                                                         ==============
Class A--Based on net assets of $9,955,138 and
872,407 shares outstanding                                                               $        11.41
                                                                                         ==============
Class B--Based on net assets of $12,852,628 and
1,227,385 shares outstanding                                                             $        10.47
                                                                                         ==============
Class C--Based on net assets of $1,360,755 and
131,226 shares outstanding                                                               $        10.37
                                                                                         ==============

See Notes to Financial Statements.


November 30, 2000
Mercury Global Holdings, Inc.


STATEMENT OF OPERATIONS

For the Year Ended November 30, 2000
MERCURY GLOBAL HOLDINGS, INC.
Investment Income:
Dividends (net of $142,951 foreign withholding tax)                                        $  1,464,816
Interest and discount earned                                                                    553,363
                                                                                         --------------
Total income                                                                                  2,018,179
                                                                                         --------------

Expenses:
Investment advisory fees                                                  $    3,081,262
Transfer agent fees--Class I                                                     322,957
Account maintenance and distribution fees--Class B                               188,470
Professional fees                                                                147,819
Custodian fees                                                                   126,187
Accounting services                                                              123,012
Printing and shareholder reports                                                  95,685
Registration fees                                                                 43,340
Directors' fees and expenses                                                      39,473
Account maintenance fees--Class A                                                 32,509
Transfer agent fees--Class B                                                      25,849
Account maintenance and distribution fees--Class C                                16,119
Transfer agent fees--Class A                                                      15,349
Pricing fees                                                                       3,062
Transfer agent fees--Class C                                                       2,408
Other                                                                             10,857
                                                                          --------------
Total expenses before reimbursement                                            4,274,358
Reimbursement of expenses                                                      (776,566)
                                                                          --------------
Total expenses after reimbursement                                                            3,497,792
                                                                                         --------------
Investment loss--net                                                                        (1,479,613)
                                                                                         --------------

Realized & Unrealized Gain (Loss) on Investments
& Foreign Currency Transactions--Net:
Realized gain (loss) from:
  Investments--net  54,674,184
  Foreign currency transactions--net                                           (151,497)     54,522,687
                                                                          --------------
Change in unrealized appreciation/depreciation on:
  Investments--net                                                          (77,309,673)
  Foreign currency transactions--net                                              10,962   (77,298,711)
                                                                          --------------  -------------
Net Decrease in Net Assets Resulting from Operations                                     $ (24,255,637)
                                                                                         ==============

See Notes to Financial Statements.


November 30, 2000
Mercury Global Holdings, Inc.


STATEMENTS OF CHANGES
IN NET ASSETS

MERCURY GLOBAL HOLDINGS, INC.
                                                                                For the Year Ended
                                                                                    November 30,
Increase (Decrease)in Net Assets:                                               2000           1999
Operations:
Investment income (loss)--net                                            $   (1,479,613)   $    926,943
Realized gain on investments and foreign currency
transactions--net                                                             54,522,687     79,184,647
Change in unrealized appreciation/depreciation
on investments and foreign currency transactions--net                       (77,298,711)      3,876,039
                                                                         ---------------   ------------
Net increase (decrease) in net assets resulting from
operations                                                                  (24,255,637)     83,987,629
                                                                         ---------------   ------------

Dividends & Distributions to Shareholders:
In excess of investment income--net:
  Class I                                                                      (355,363)             --
Realized gain on investments--net:
  Class I                                                                   (70,082,821)   (37,234,769)
  Class A                                                                    (2,921,708)    (1,195,012)
  Class B                                                                    (5,849,858)    (3,721,557)
  Class C                                                                      (358,038)      (168,177)
                                                                         ---------------   ------------
Net decrease in net assets resulting from dividends and
distributions to shareholders                                               (79,567,788)   (42,319,515)
                                                                         ---------------   ------------

Capital Share Transactions:
Net increase (decrease) in net assets derived from capital
share transactions                                                            49,093,760   (37,783,932)
                                                                         ---------------   ------------

Net Assets:
Total increase (decrease)in net assets                                      (54,729,665)      3,884,182
Beginning of year                                                            291,447,350    287,563,168
                                                                         ---------------   ------------
End of year*                                                              $  236,717,685   $291,447,350
                                                                         ===============   ============

*Undistributed investment income--net                                    $            --   $     75,026
                                                                         ===============   ============

See Notes to Financial Statements.


November 30, 2000
Mercury Global Holdings, Inc.

FINANCIAL HIGHLIGHTS

MERCURY GLOBAL HOLDINGS, INC.
The following per share data and ratios have been derived from information provided in the financial statements.
                                                                                          Class I++

Increase (Decrease) in                                                           For the Year Ended November 30,
Net Asset Value:                                                          2000       1999      1998      1997       1996
Per Share Operating Performance:
Net asset value, beginning of
year                                                                  $  17.18   $  14.73  $  15.05  $  15.12   $  13.87
                                                                      --------   --------  --------  --------   --------
Investment income (loss)--net                                            (.06)        .06     (.02)     (.02)        .13
Realized and unrealized gain (loss)
on investments and foreign
currency transactions--net                                               (.90)       4.60      1.46       .86       1.87
                                                                      --------   --------  --------  --------   --------
Total from investment operations                                         (.96)       4.66      1.44       .84       2.00
                                                                      --------   --------  --------  --------   --------
  Less dividends and distributions:
  Investment income--net                                                    --         --        --     (.02)         --
  In excess of investment
  income--net                                                            (.02)         --        --     (.10)         --
  Realized gain on
  investments--net                                                      (4.65)     (2.21)    (1.76)     (.79)      (.75)
                                                                      --------   --------  --------  --------   --------
Total dividends and distributions                                       (4.67)     (2.21)    (1.76)     (.91)      (.75)
                                                                      --------   --------  --------  --------   --------
Net asset value, end of year                                          $  11.55   $  17.18  $  14.73  $  15.05   $  15.12
                                                                      ========   ========  ========  ========   ========

Total Investment Return:*
Based on net asset value per
share                                                                 (10.08%)     36.20%    11.41%     6.04%     15.20%
                                                                      ========   ========  ========  ========   ========

Ratios to Average Net Assets:
Expenses, net of reimbursement                                           1.06%      1.28%        --        --         --
                                                                      ========   ========  ========  ========   ========
Expenses                                                                 1.31%      1.38%     1.39%     1.39%      1.37%
                                                                      ========   ========  ========  ========   ========
Investment income (loss)--net                                           (.40%)       .44%    (.11%)    (.12%)       .92%
                                                                      ========   ========  ========  ========   ========

Supplemental Data:
Net assets, end of year
(in thousands)                                                        $212,549   $260,168  $254,472  $344,940   $398,310
                                                                      ========   ========  ========  ========   ========
Portfolio turnover                                                      68.45%    110.82%    35.59%    54.50%     41.14%
                                                                      ========   ========  ========  ========   ========


*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding. Prior to April 3, 2000, Class
  I Shares were designated Class A Shares.

See Notes to Financial Statements.


November 30, 2000
Mercury Global Holdings, Inc.


FINANCIAL HIGHLIGHTS (CONTINUED)

MERCURY GLOBAL HOLDINGS, INC.
The following per share data and ratios have been derived from information provided in the financial statements.
                                                                                          Class A++

Increase (Decrease) in                                                                   For the Year Ended November 30,
Net Asset Value:                                                          2000       1999      1998      1997       1996
Per Share Operating Performance:
Net asset value, beginning of
year                                                                  $  17.02   $  14.65  $  14.97  $  15.04   $  13.84
                                                                      --------   --------  --------  --------   --------
Investment income (loss)--net                                            (.09)        .03     (.05)     (.06)        .09
Realized and unrealized gain (loss)
on investments and foreign
currency transactions--net                                               (.88)       4.55      1.46       .87       1.86
                                                                      --------   --------  --------  --------   --------
Total from investment operations                                         (.97)       4.58      1.41       .81       1.95
                                                                      --------   --------  --------  --------   --------
Less dividends and distributions:
  Investment income--net                                                    --         --        --     (.01)         --
  In excess of investment
  income--net                                                               --         --        --     (.08)         --
  Realized gain on
  investments--net                                                      (4.64)     (2.21)    (1.73)     (.79)      (.75)
                                                                      --------   --------  --------  --------   --------
Total dividends and distributions                                       (4.64)     (2.21)    (1.73)     (.88)      (.75)
                                                                      --------   --------  --------  --------   --------
Net asset value, end of year                                          $  11.41   $  17.02  $  14.65  $  14.97   $  15.04
                                                                      ========   ========  ========  ========   ========

Total Investment Return:*
Based on net asset value per
share                                                                 (10.31%)     35.80%    11.19%     5.80%     14.86%
                                                                      ========   ========  ========  ========   ========

Ratios to Average Net Assets:
Expenses, net of reimbursement                                           1.31%      1.53%        --        --         --
                                                                      ========   ========  ========  ========   ========
Expenses                                                                 1.56%      1.62%     1.64%     1.64%      1.63%
                                                                      ========   ========  ========  ========   ========
Investment income (loss)--net                                           (.64%)       .19%    (.38%)    (.39%)       .60%
                                                                      ========   ========  ========  ========   ========

Supplemental Data:
Net assets, end of year
(in thousands)                                                        $  9,955   $ 10,186  $  7,882  $  8,486   $  4,688
                                                                      ========   ========  ========  ========   ========
Portfolio turnover                                                      68.45%    110.82%    35.59%    54.50%     41.14%
                                                                      ========   ========  ========  ========   ========


*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding. Prior to April 3, 2000, Class
  A Shares were designated Class D Shares.

See Notes to Financial Statements.


November 30, 2000
Mercury Global Holdings, Inc.


FINANCIAL HIGHLIGHTS (CONTINUED)

MERCURY GLOBAL HOLDINGS, INC.
The following per share data and ratios have been derived from information provided in the financial statements.
                                                                                          Class B++

Increase (Decrease) in                                                                   For the Year Ended November 30,
Net Asset Value:                                                          2000       1999      1998      1997       1996
Per Share Operating Performance:
Net asset value, beginning of
year                                                                  $  15.95   $  13.95  $  14.31  $  14.40   $  13.38
                                                                      --------   --------  --------  --------   --------
Investment loss--net                                                     (.19)      (.07)     (.15)      (.17)     (.02)
Realized and unrealized gain (loss)
on investments and foreign
currency transactions--net                                               (.77)       4.28      1.39       .84       1.79
                                                                      --------   --------  --------  --------   --------
Total from investment operations                                         (.96)       4.21      1.24       .67       1.77
                                                                      --------   --------  --------  --------   --------
Less distributions from realized
gain on investments--net                                                (4.52)     (2.21)    (1.60)     (.76)      (.75)
                                                                      --------   --------  --------  --------   --------
Net asset value, end of year                                          $  10.47   $  15.95  $  13.95  $  14.31   $  14.40
                                                                      ========   ========  ========  ========   ========

Total Investment Return:*
Based on net asset value per
share                                                                 (10.99%)     34.80%    10.32%     4.98%     13.97%
                                                                      ========   ========  ========  ========   ========

Ratios to Average Net Assets:
Expenses, net of reimbursement                                           2.07%      2.32%        --        --         --
                                                                      ========   ========  ========  ========   ========
Expenses                                                                 2.32%      2.41%     2.44%     2.42%      2.40%
                                                                      ========   ========  ========  ========   ========
Investment loss--net                                                   (1.43%)     (.56%)    (1.10%)  (1.11%)     (.11%)
                                                                      ========   ========  ========  ========   ========

Supplemental Data:
Net assets, end of year
(in thousands)                                                        $ 12,853   $ 19,873  $ 24,148  $ 66,791   $ 44,311
                                                                      ========   ========  ========  ========   ========
Portfolio turnover                                                      68.45%    110.82%    35.59%    54.50%     41.14%
                                                                      ========   ========  ========  ========   ========

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.

See Notes to Financial Statements.


November 30, 2000
Mercury Global Holdings, Inc.


FINANCIAL HIGHLIGHTS (CONCLUDED)

MERCURY GLOBAL HOLDINGS, INC.
The following per share data and ratios have been derived from information provided in the financial statements.
                                                                                          Class C++

Increase (Decrease) in                                                           For the Year Ended November 30,
Net Asset Value:                                                          2000       1999      1998      1997       1996
Per Share Operating Performance:
Net asset value, beginning of
year                                                                  $  15.86   $  13.88  $  14.28  $  14.41   $  13.38
                                                                      --------   --------  --------  --------   --------
Investment loss--net                                                     (.19)      (.08)     (.16)     (.17)      (.01)
Realized and unrealized gain (loss)
on investments and foreign
currency transactions--net                                               (.76)       4.27      1.39       .83       1.79
                                                                      --------   --------  --------  --------   --------
Total from investment operations                                         (.95)       4.19      1.23       .66       1.78
                                                                      --------   --------  --------  --------   --------
Less dividends and distributions:
  Investment income--net                                                   --         --        --       --*         --
  In excess of investment
  income--net                                                              --         --        --       --*         --
  Realized gain on
  investments--net                                                      (4.54)     (2.21)    (1.63)     (.79)      (.75)
                                                                      --------   --------  --------  --------   --------
Total dividends and distributions                                       (4.54)     (2.21)    (1.63)     (.79)      (.75)
                                                                      --------   --------  --------  --------   --------
Net asset value, end of year                                          $  10.37   $  15.86  $  13.88  $  14.28   $  14.41
                                                                      ========   ========  ========  ========   ========

Total Investment Return:**
Based on net asset value per
share                                                                 (11.01%)     34.84%    10.21%     4.96%     14.05%
                                                                      ========   ========  ========  ========   ========

Ratios to Average Net Assets:
Expenses, net of reimbursement                                           2.09%      2.32%        --        --         --
                                                                      ========   ========  ========  ========   ========
Expenses                                                                 2.34%      2.41%     2.46%     2.43%      2.41%
                                                                      ========   ========  ========  ========   ========
Investment loss--net                                                   (1.42%)     (.60%)   (1.08%)   (1.09%)     (.09%)
                                                                      ========   ========  ========  ========   ========

Supplemental Data:
Net assets, end of year
(in thousands)                                                        $  1,361   $  1,220  $  1,061  $  5,964   $    910
                                                                      ========   ========  ========  ========   ========
Portfolio turnover                                                      68.45%    110.82%    35.59%    54.50%     41.14%
                                                                      ========   ========  ========  ========   ========


*Amount is less than $.01 per share.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.

See Notes to Financial Statements.


November 30, 2000
Mercury Global Holdings, Inc.


NOTES TO FINANCIAL STATEMENTS


MERCURY GLOBAL HOLDINGS, INC.
1 Significant Accounting Policies:
Mercury Global Holdings, Inc. (the "Fund") (formerly Merrill Lynch Global Holdings, Inc.) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares. Class I and Class A Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.


November 30, 2000
Mercury Global Holdings, Inc.


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired, or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


November 30, 2000
Mercury Global Holdings, Inc.


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin amortizing premiums and discounts on debt securities effective December 1, 2001. Prior to this date, the Fund did not amortize premiums or discounts on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined but will result in an adjustment to cost of securities and a corresponding adjustment in net unrealized appreciation/depreciation, based on securities held as of November 30, 2001.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of investment income are due primarily to differing tax treatments for post-October losses.

(h) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $1,759,950 have been reclassified between undistributed net realized capital gains and accumulated net investment loss and $5 has been reclassified between paid-in capital in excess of par and undistributed net realized capital gains. These reclassifications have no effect on net assets or net asset values per share.

2 Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.


November 30, 2000
Mercury Global Holdings, Inc.


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

As compensation for its services to the Fund, MLIM receives monthly compensation at the annual rate of 1.0% of the average daily net assets of the Fund. As a result of a voluntary waiver of expenses beginning on July 13, 1999, the Fund will pay a monthly fee based upon the average daily value of the Fund's net assets at the annual rate of .75%. For the year ended November 30, 2000, MLIM earned fees of $3,081,262, of which $776,566 was waived.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                         Account
                                     Maintenance Fee   Distribution Fee

Class A                                    .25%            --

Class B                                    .25%           .75%

Class C                                    .25%           .75%

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund, paid out of the fees described in the immediately preceeding paragraph. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended November 30, 2000, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class I and Class A Shares as follows:

                                         FAMD            MLPF&S

Class I                                 $1,259           $7,137

Class A                                 $  473           $8,084

For the year ended November 30, 2000, MLPF&S received contingent deferred sales charges of $9,566 and $386 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $116,103 in commissions on the execution of portfolio security transactions for the Fund for the year ended November 30, 2000.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., acts as the Fund's transfer agent.

Accounting services were provided to the Fund by MLIM.


November 30, 2000
Mercury Global Holdings, Inc.


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3 Investments:
Purchases and sales of investments, excluding short-term securities, for year ended November 30, 2000 were $198,710,446 and $250,158,941, respectively.

Net realized gains (losses) for the year ended November 30, 2000, and net unrealized gains (losses) as of November 30, 2000 were as follows:

                                              Realized        Unrealized
                                           Gains (Losses)   Gains (Losses)

Long-term investments                      $54,674,184      $  4,463,922
Foreign currency transactions                (151,497)          (10,410)
                                           -----------      ------------
Total                                      $54,522,687      $  4,453,512
                                           ===========      ============

As of November 30, 2000, net unrealized appreciation for Federal income tax purposes aggregated $4,463,922, of which $24,613,261 related to appreciated securities and $20,149,339 related to depreciated securities. The aggregate cost of investments at November 30, 2000 for Federal income tax purposes was $215,236,818.

4 Capital Share Transactions:

A net increase (decrease) in net assets derived from capital share transactions was $49,093,760 and $(37,783,932) for the years ended November 30, 2000 and November 30, 1999, respectively.

Transactions in capital shares for each class were as follows:

Class I Shares for the Year
Ended November 30, 2000++                      Shares      Dollar Amount

Shares sold                                 4,754,671       $ 71,379,786
Shares issued to shareholders in reinvestment
of dividends and distributions              4,597,261         63,718,035
                                        --------------------------------
Total issued                                9,351,932        135,097,821
Shares redeemed                           (6,094,687)       (90,651,688)
                                        --------------------------------
Net increase                                3,257,245       $ 44,446,133
                                        ================================

++Prior to April 3, 2000, Class I Shares were designated Class A
Shares.

Class I Shares for the Year
Ended November 30, 1999++                      Shares      Dollar Amount

Shares sold                                 1,566,566       $ 22,329,992
Shares issued to shareholders in
reinvestment of distributions               2,482,823         32,748,430
                                        --------------------------------
Total issued                                4,049,389         55,078,422
Shares redeemed                           (6,181,763)       (86,985,561)
                                        --------------------------------
Net decrease                              (2,132,374)     $ (31,907,139)
                                        ================================


November 30, 2000
Mercury Global Holdings, Inc.


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

++Prior to April 3, 2000, Class I Shares were designated Class A
Shares.

Class A Shares for the Year
Ended November 30, 2000++                      Shares      Dollar Amount

Shares sold                                   132,815       $  2,048,033
Shares issued to shareholders in reinvestment
of distributions                              186,893          2,566,037
Automatic conversion of shares                253,939          3,843,169
                                        --------------------------------
Total issued                                  573,647          8,457,239
Shares redeemed                             (299,767)        (4,284,412)
                                        --------------------------------
Net increase                                  273,880       $  4,172,827
                                        ================================

++Prior to April 3, 2000, Class A Shares were designated Class D
Shares.


Class A Shares for the Year
Ended November 30, 1999++                      Shares      Dollar Amount

Shares sold                                    94,992       $  1,383,206
Shares issued to shareholders in
reinvestment of distributions                  76,851          1,006,749
Automatic conversion of shares                156,287          2,222,530
                                        --------------------------------
Total issued                                  328,130          4,612,485
Shares redeemed                             (267,795)        (3,746,940)
                                        --------------------------------
Net increase                                   60,335       $    865,545
                                        ================================

++Prior to April 3, 2000, Class A Shares were designated Class D
Shares.

Class B Shares for the Year
Ended November 30, 2000                        Shares      Dollar Amount

Shares sold                                   540,867       $  7,711,231
Shares issued to shareholders in
reinvestment of distributions                 374,448          4,751,741
                                        --------------------------------
Total issued                                  915,315         12,462,972
Automatic conversion of shares              (275,190)        (3,843,169)
Shares redeemed                             (658,656)        (8,889,021)
                                        --------------------------------
Net decrease                                 (18,531)      $   (269,218)
                                        ================================


Class B Shares for the Year
Ended November 30, 1999                        Shares      Dollar Amount

Shares sold                                   167,901       $  2,229,038
Shares issued to shareholders in
reinvestment of distributions                 260,987          3,225,801
                                        --------------------------------
Total issued                                  428,888          5,454,839
Automatic conversion of shares              (166,104)        (2,222,530)
Shares redeemed                             (748,258)        (9,969,586)
                                        --------------------------------
Net decrease                                (485,474)     $  (6,737,277)
                                        ================================


November 30, 2000
Mercury Global Holdings, Inc.


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

Class C Shares for the Year

Ended November 30, 2000 SharesDollar Amount
Shares sold                                    61,165       $    827,628
Shares issued to shareholders in
reinvestment of distributions                  26,300            330,587
                                        --------------------------------
Total issued                                   87,465          1,158,215
Shares redeemed                              (33,170)          (414,197)
                                        --------------------------------
Net increase                                   54,295       $    744,018
                                        ================================

Class C Shares for the Year
Ended November 30, 1999                        Shares      Dollar Amount

Shares sold                                    16,956       $    221,941
Shares issued to shareholders in
reinvestment of distributions                  12,475            153,325
                                        --------------------------------
Total issued                                   29,431            375,266
Shares redeemed                              (28,923)          (380,327)
                                        --------------------------------
Net increase (decrease)                           508      $     (5,061)
                                        ================================

5 Short-Term Borrowings:
On December 3, 1999, the Fund, along with certain other funds managed by MLIM and its affiliates, entered into a $1,000,000,000 credit agreement with Bank of America, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank of America, N.A. The Fund did not borrow under the facility during the year ended November 30, 2000. On December 1, 2000, this credit agreement was renewed and amended with Bank One, N.A., replacing Bank of America, N.A., as the administrative agent.

6 Commitments:
At November 30, 2000, the Fund had entered into foreign exchange contracts under which it had agreed to purchase and sell various foreign currencies with an approximate value of $5,001,000 and $3,460,000, respectively.


November 30, 2000
Mercury Global Holdings, Inc.

INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Mercury Global Holdings, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mercury Global Holdings, Inc. (formerly Merrill Lynch Global Holdings, Inc.) as of November 30, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Mercury Global Holdings, Inc. as of November 30, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
January 9, 2001


November 30, 2000
Mercury Global Holdings, Inc.


IMPORTANT TAX INFORMATION
(UNAUDITED)

The following information summarizes all per share distributions paid by Mercury Global Holdings, Inc. during the year ended November
30, 2000:
                                                     Non-                 Foreign
                          Qualifying   Foreign    Qualifying   Total       Taxes     Long-Term
Record       Payable       Ordinary     Source     Ordinary   Ordinary    Paid or     Capital
Date           Date         Income      Income      Income     Income     Withheld     Gains*
Class A Shares:
12/17/99     12/23/99      $.070179   $.096919    $.351722   $.518820     $.019396  $4.159650


Class B Shares:
12/17/99     12/23/99      $.048268   $.066659    $.241908   $.356835     $.019396  $4.159650


Class C Shares:
12/17/99     12/23/99      $.051173   $.070669    $.256462   $.378304     $.019396  $4.159650

Class D Shares:
12/17/99     12/23/99      $.064745   $.089413    $.324485   $.478643     $.019396  $4.159650

*All of the long-term capital gain distributions paid by the Fund are subject to a maximum 20% tax rate.

The qualifying domestic ordinary income qualifies for the dividends received deduction for corporations.

The foreign taxes paid or withheld represent taxes incurred by the Fund on dividends and/or interest received by the Fund from foreign sources. Foreign taxes paid or withheld should be included as foreign source taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.